Fair Value Measurements (Details) - Schedule of binomial lattice model for initial measurement of private placement warrants - Interprivate II Acquisition Crop [Member] - $ / shares	2 Months Ended	9 Months Ended	12 Months Ended
	Mar. 09, 2021	Sep. 30, 2022	Dec. 31, 2021
Risk-free interest rate	1.00%	4.20%	1.19%
Market price of public stock	$ 9.84	$ 9.84	$ 9.7
Dividend Yield	0.00%	0.00%	0.00%
Implied volatility	13.10%	2.80%	16.60%
Exercise price	$ 11.5	$ 11.5	$ 11.5